UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 24, 2007

THE BOMBAY COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7832	75-1475223
(Commission File Number)	(I.R.S. Employer Identification No.)

550 Bailey Avenue, Fort Worth, Texas	76107
(Address of Principal Executive Officers)	(Zip Code)

(817) 347-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

    CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

    CFR 240.13e-4 (c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2007, the Compensation and Human Resources Committee (the “Committee”) of The Bombay Company, Inc. (the “Company”) approved restricted stock grants pursuant to the Company’s 2006 Employee Stock Incentive Plan to each of the executive officers in the table listed below. The restricted stock will vest in equal annual installments over four years beginning on the first anniversary of the grant date. Upon a change of control of the Company (as defined in the 2006 Employee Stock Incentive Plan), the restricted stock will become fully vested. Any unvested restricted stock will be forfeited as of the time the executive officer is no longer employed with the Company or any of its affiliates.

Executive Officer	Shares of Restricted Stock
Elaine D. Crowley	150,000
Donald J. Roach	100,000
Steven C. Woodward	100,000
Michael J. Veitenheimer	100,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BOMBAY COMPANY, INC.
(Registrant)

Date: May 30, 2007                                                              By: /S/ MICHAEL J. VEITENHEIMER
Michael J. Veitenheimer,
Senior Vice President, Secretary
and General Counsel